[GRAPHIC:  UNITED SERVICES FUNDS LOGO UPPER RIGHT CORNER]

                               SHAREHOLDER REPORT

Published for the shareholders of the United Services Family of Funds
                                                                3rd Quarter 1996
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                           THE PURSUIT OF PERFORMANCE

A MESSAGE FROM THE PRESIDENT

     Performance Inspired. Those are the two words which best describe the employees of U.S. Global Investors. When I took control of this company in 1989, my mission was to raise standards--from the mail room to the board room. Today every employee is expected to achieve consistent, superior performance. We measure this in many ways.
     For example, in the mail room we measure how fast account statements are processed and mailed to you; we monitor telephone calls to evaluate the responsiveness and efficiency of our investor representatives; we inspect each and every account transaction to appraise the accuracy of the shareholder servicing team; we judge the effectiveness of the marketing department by how well they educate investors of the benefits of our funds; and we evaluate our money management team based on the consistent performance of our funds.

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[GRAPHIC:  METAMORPHOSIS PHOTO OF CYCLISTS, SKATERS, SKIER IN CENTER OF PAGE]

TEAMWORK. COMPETITION. PERFORAMNCE. The investment management business is highly competitive. We always strive to outperform our competition and deliver consistent superior performance.
--------------------------------------------------------------------------------

     It's not enough to just measure performance. There must be rewards for achieving superior performance and repercussions when standards are not met. A portion of every employee's income at U.S. Global Investors is contingent upon personal and team performance. If goals are not achieved, then the incentive pay is not awarded. It's simple. Performance pays.
     As a shareholder, your primary concern is your fund performance. That's why we have continually raised the standards for our investment team. Over the past few years, we have replaced underperforming fund managers with portfolio managers who demonstrate the drive and desire to succeed. And we have created incentives to reward fund managers who achieve superior performance. These changes are paying off. Morningstar just released quarterly performance reports indicating we have more 4 and 5 star funds than ever before.

[GRAPHIC:  PHOTO OF FRANK HOLMES]

     A fund manager has no control over the direction of the financial markets. A fund's performance will rise and fall with the markets it invests in. The true test is how a manager's fund performs relative to the other funds in its peer group. Good managers love to beat their competition.
     Fund managers regularly monitor their returns and risk. In the pursuit of superior performance, it is always important to keep risk in check. Morningstar, Lipper Analytical Services, Micropal and other information services provide objective measurements of performance and are the managers' guides for determining how our funds are positioned against the competition. They also provide the basis for the fund managers' new performance incentives.
     For example, Lipper's top rating of double-plus (++) means a fund has earned a return in the top 20% of its peer group. A Morningstar 5-star rating (*****) signifies a risk adjusted return in the top 10% of an investment category. The more pluses and stars a fund earns, the more bonuses its manager receives.
     We also measure the amount of risk a fund manager takes by using Micropal to compare our risk-adjusted returns to those of the competition. The optimal position, of course, is the fund with the lowest risk and the highest return. We reward managers who successfully position their fund in this way.
     The longer a fund retains top ratings, the bigger the bonuses get. That way we reward not only superior performance, but more importantly, consistent superior performance.
     Anyone can have a bad quarter, but if a fund's performance ranks in the bottom half of its peer group for two quarters in a row, the portfolio manager is called on the carpet to meet with me and Victor Flores, our chief investment officer. We discuss the changes that must be made in order to move the fund up in the ranks. We must respond quickly because in this competitive world, you won't tolerate consistent poor performance. Neither will we.
     The next time we are participating in an investment conference in your area, you'll receive an invitation to join us for a shareholder meeting. I encourage you to join us to meet some of the players on our dynamic team of fund managers. And I'll tell you more about the changes I'm making on your behalf at U.S. Global Investors.
     We've just added a new service to put you in touch with the fund managers. Portfolio Direct features interviews with our portfolio managers. Call 1-800-873-8637 and select menu option 6 to listen in.

Thank you for your trust and confidence.



/s/ Frank Holmes
President and CEO
United Services Family of Funds

P.S. We can help you with your holiday gift shopping. A mutual fund account is a wonderful gift for a child. You can open a UGMA/UTMA account in most of our funds with just $50. Call 1-800-873-8637 for more information.

                    TEST YOUR GLOBAL IQ & WIN A FREE T-SHIRT!

[GRAPHIC:  PHOTO OF THE WORLD UPPER RIGHT SIDE OF PAGE]

The first 50 shareholders to correctly answer these global trivia questions will receive a free t-shirt with the new U.S. Global Investors logo. To test your global IQ, call an investor representative at 1-800-US-FUNDS, or 1-800-873-8637.

1 If all of the gold ever produced in the history of the world were melted into a single piece of bullion, how big would that bar be?

2 What country is one of the most wired nations on earth, with more advanced-telecommunications networks and Internet users per capita than either the U.S. or Britain?

3 With the greatest population of any country on earth, we believe China will become the world's largest consumer market. How many cities in China have more than a million people?
     [ ]8 [ ]15 [ ]27 [ ]32

4 What emerging-market country has the highest level of official gold reserves?

5 What construction project in Asia includes: a six-lane, mile-long tunnel under a harbor; a 4,500-foot suspension bridge; and reclamation of 4,000 acres of land from the sea?

--------------------------------------------------------------------------------
The Shareholder Report is published four times a year by the U.S. Family of Funds as a service to our shareholders. Please send any comments, suggestions or questions to: Editor, Shareholder Report
United Services Funds P.O. Box 781234 San Antonio, TX 78278-1234

Susan Icke, Editor
Mark Talbot-Kelly, Creative Director
Stephanie Linkous, Associate Editor
Chris Smith, Associate Editor
--------------------------------------------------------------------------------

                        SPOTLIGHT ON INVESTMENT IN CHINA

INTERVIEW WITH BIN SHI, PORTFOLIO MANAGER

     Bin Shi is a native  of  China  and a  graduate  of the  prestigious  Fudan
University in Shanghai. After earning a degree in international finance and trade, he worked in international banking at the Shanghai Bank of Communications. As a graduate student at Tulane University, Bin conducted in-depth analyses of the volatility of the S&P 500. Today he is the portfolio manager of the China Region Opportunity Fund and the U.S. All American Equity Fund.

Q: WHY SHOULD AN INVESTOR HAVE A PORTION OF THEIR PORTFOLIO IN THE CHINA REGION OPPORTUNITY FUND TODAY?

     A: Now is the time to invest in China because the market is tremendously undervalued, and people who don't invest now risk missing all the opportunities that come with future growth. (1),(2) With Asia the dominant emerging market economically, politically and culturally, it makes smart business sense to buy Chinese companies now, before the inevitable tidal wave of foreign investment drives stock prices higher.

[GRAPHIC:  PHOTO OF BIN SHI IN CENTER OF PAGE]

     The China Region Opportunity Fund provides two chief benefits to investors who want to take advantage of growth opportunities in Asia: diversification and professional management. Investing in foreign markets can offer great rewards, but it also comes with special risks such as currency fluctuations and the possibility of illiquid markets. As a professional money manager and an expert on the Chinese market, I have the knowledge and understanding to make insightful investment decisions. And because the Fund pools the resources of many shareholders, I keep the fund diversified among almost a hundred unique companies that I have spent many months, and in some cases years, carefully analyzing and/or inspecting first hand.

Q: COULD YOU DESCRIBE YOUR BACKGROUND AND TELL US HOW IT AFFECTS THE INVESTMENT STRATEGY OF THE FUND?

     A: I grew up in Shanghai and went to college at Fudan University. After college, I worked for one of the largest Chinese commercial banks and then came to the U.S. to continue my education in finance. I have been working in the Asian markets for many years, and I have an innate understanding of the culture and the consumer mindset there. Since I speak the language and have a good network of contacts in China, I can gather valuable information which is not available to many other managers, who have to rely solely on analysts' reports.

Q: HOW DO YOU DECIDE WHICH COMPANIES YOU WILL SELECT FOR YOUR FUND? WHAT CRITERIA MUST THESE COMPANIES AND THEIR MANAGEMENT ADHERE TO?

     A: Because China's market economy does not have a significant track record, it is very important to evaluate each company very thoroughly. The quality of management is the most important factor in my decision. I look at how well the management is prepared to succeed in a free market system, how highly they value technology and how competitive they are globally.

Q: WHICH COMPANIES ARE YOU CURRENTLY LOOKING AT?

     A: I have a close eye on Shanghai Petrochemical. It is the largest maker of integrated petrochemical products in China. Since supply cannot meet demand, the petrochemical products market is a seller's market. Shanghai Petrochemical is the largest player in the market and has the support of several favorable government policies and the backing to become one of the premier global competitors in the future. It recently completed an equity offering that will allow it to expand into even more profitable products. I don't think the stock is trading at the valuation it deserves.
     Shanghai Dazhong Taxi is another strong company. It is predominantly a taxi operator in Shanghai but has expanded to operate in other cities. I believe the management behind this company is very shrewd. They used the strong cash flow from their taxi operations to expand into other businesses, such as automobile insurance and long distance passenger transportation. With the rising need for auto insurance, I see this company as an indirect play on the booming insurance industry in China. This is the type of company that can be a strong conglomerate in the future. It is currently very undervalued at 12 times earnings.

Q: HOW WILL THE HANDOVER OF HONG KONG TO CHINA AFFECT THE CHINESE MARKET?

     A: I think the handover has already been discounted by the market, so I don't think it will be followed by a precipitous drop. In fact, my long-term outlook on the market is very bullish. Earnings reports for Chinese companies have been much stronger across the board lately, and a relaxed credit environment in 1997 will be good for China. I firmly believe that right now the Chinese market is a steal for the smart investor.


                           THE BULL MARKET CHARGES ON

BONNEL GROWTH FUND
     The bull market has carried the Dow to new highs above the 6000 mark after dipping to 5347 in July. With a remarkably steady economy and a stable interest rate environment, the Bonnel Growth Fund has again produced excellent returns for shareholders. (1)
     The Fund's portfolio holds a high weighting in technology, retail and health care because we have found outstanding earnings growth potential among the companies in these sectors. With the help of top performers such as Iomega, Sears and Merck, the Fund achieved total returns of 36.25% for the year ended 10/10/96.
     We have also found opportunities for growth outside of these main sectors. Though grocery store chains are considered stodgy investments, the Fund's stake in Safeway appreciated 35% before we decided to take profits and sell our holdings. In coming quarters, we will continue to seek out the best opportunities for growth, wherever they may be.

[GRAPHIC: PHOTO OF PROSPECTUS WRAPS FOR BONNEL GROWTH FUND, GOLD & NATURAL RESOURCES FUNDS AND UNITED SERVICES EQUITY FUNDS IN CENTER OF PAGE.]

U.S. WORLD GOLD FUND
     Strong investor interest and a buoyant market for acquisitions continued to fuel the superior performance of North American and Australian gold stocks. The U.S. World Gold Fund has been on a tear this year and has total returns for the last 12 months of 33.76% (as of 10/10/96). (1) The 20% correction in the Toronto Gold and Silver Index which began in June was over in mid-July, and since then a number of stocks have more than made up the ground they lost.
     The smaller companies have performed particularly well because of their ability to raise money easily for exploration and because a number of senior companies need to make acquisitions in order to maintain or increase their production levels. The potential for world-class discoveries--and world-class profits--became clear when Barrick Gold acquired Arequipa Resources for $750 million. Arequipa has proved that small companies exploring for gold in the emerging markets--in this case, Peru--can and do find world class deposits, and when they do, their share prices rise to reward their stockholders. We will continue to position the Fund for maximum growth of capital by investing in stocks like these.

----------
Of course, not all the securities held by the Funds performed as well as those cited here. Average annual total returns for the U.S. World Gold Fund are:
29.18% year-to-date and 33.76%, 13.72%, 18.19% and 6.88% over the 1-, 3-, 5- and
10-year periods as of 10/10/96. Average annual total returns for the Bonnel Growth Fund are: 25.16% year-to-date, 36.25% over the 1-year period and 35.87% since inception (10/17/94) as of 10/10/96. Investment returns and principal value will fluctuate. You may have a gain or a loss when you sell shares. Past performance is no guarantee of future results.

U.S. GOLD SHARES FUND
     During the third quarter, weakness in the price of gold, ongoing labor difficulties and poor performance in dollar terms hurt South African gold mining companies. Once more the price of bullion has fallen towards $380 per ounce, a level considered critical by many analysts. While physical demand continues to absorb supply at that level, investors are puzzled that gold has not performed well after starting the year so strongly. A possible sale by the International Monetary Fund of some of its gold holdings has depressed the market, though the proposed sale, which would increase the global supply of gold by only 1% annually for the next five years, will not affect the market in any significant way.
     Despite the fact that most of the South African mines reported strong earnings in the third quarter, the weakness of the rand in U.S. dollar terms actually eroded the value of those stocks. International investors have eschewed the South African gold stocks in favor of international companies with better exploration potential, such as those in Australia and North America. Although relations between management and unions have improved, unrest among unions has slowed operations at some mines. While mining companies have begun to establish more productive work practices, progress has been slow.
     We will position the Fund for growth of capital by investing in senior mining companies with proven reserves and strong earnings. (1) While many such producers are in South Africa, we are evaluating attractive investment opportunities in the rest of the world.

FIXED INCOME FUNDS
     United Services' bond and money market funds have performed very well overall in the past quarter. (1) Morningstar has awarded a 5-star rating to the United Services Near-Term Tax Free Fund and a 4-star rating to the U.S. Tax Free Fund for performance over the past three years.(3) The U.S. Government Securities Savings Fund earned Lipper's #1 ranking in its class for the five-year period ended 9/30/96.(4)
     Speculation throughout the quarter on the movement of interest rates has driven the bond and money markets, which have been wary of an interest rate hike. Third quarter reports of growing employment sparked concerns that the Federal Reserve might raise rates to counter inflation, even though the consumer price index and the producer price index remain subdued. Although the Fed took no action at its August and September meetings, we anticipate a rate increase of 0.25% after the presidential election.

U.S. ALL AMERICAN EQUITY FUND
     Increasing employment figures, strong inflows into mutual funds and the decision by the Federal Reserve not to raise interest rates helped the stock market and the U.S. All American Equity Fund perform well in the third quarter.(1) As stock prices have risen, we have bought stocks when we believe them to be cheap based on fundamentals and we have sold others when they seemed expensive in order to maximize returns.
         The correction in July presented an excellent buying opportunity for the Fund. Technology stocks in particular suffered a sharp dip after disappointing reports on earnings confirmed fears of a general slowdown in the sector. Bullish on the market, we decided to buy stocks when they reached lower prices, and now many of our acquisitions have appreciated considerably during the market's rebound over the past two months.
         Oil stocks also enjoyed great gains during the quarter. We are very positive on the long term prospects for oil companies, but decided to take profits on some of our oil holdings when those stocks became overpriced.

CHINA REGION OPPORTUNITY FUND
         The Chinese government has finally begun a much-awaited program of easing credit. During the second quarter, the Central Bank of China cut interest rates by 1.2%. The cut was the second this year and was larger than most analysts had expected. It indicates the government's desire to jump-start the economy. This will be very good for the Chinese stock market and will also support Hong Kong stocks, which prosper when trade with Chinese companies increases.(1)
         Chinese stocks also stand to benefit by the slowly warming relations between China and the U.S. and by a decline in the amount of negative media coverage about China. The fact that Chinese B shares are trading at a steep discount to the A shares of the same companies is indicative of the recovery potential for this market.
         When a correction in the B share market began, we took profits in some of our holdings. Now we are poised to buy our favorite B shares when they reach bargain levels. Over the long term, we anticipate a high rate of economic growth will drive Chinese stocks up, carrying the China Region Opportunity Fund with them.

U.S. GLOBAL RESOURCES FUND
     We believe the natural resources sector has been in a slump for the last ten years and is on the cusp of an unprecedented boom. The rebuilding of the former Soviet Union and the continued growth of the southeast Asian region are fuelling an intense increase in worldwide consumption of resources. The U.S. Global Resources Fund is taking an international position to benefit from this growth.(1) We are also investing in dynamic small and midsize companies with a proven ability to find more reserves. These companies do not require an increase in commodities prices to succeed: they rely on their own skill and expertise in finding more of the resources they sell to consumers throughout the world.
     With 55% of assets invested in oil and gas stocks, the Fund has boomed in the third quarter as a result of the rise in the price of oil. Higher oil prices created a bullish sentiment throughout the energy sector, and increasing demand for petroleum came at a time when stockpiles were critically low. The market had expected the price to stay flat or even decline after the United Nations approved oil sales from Iraq. However, the U.N. rescinded approval after the Iraqis attacked Iranian and Kurdish forces in Iraq's northern territories. The consequent restriction on world oil supply increased the perceived tightness in the market and drove oil prices higher.

U.S. INCOME FUND
     To diversify the holdings of the U.S. Income Fund and to enhance total-return potential, we are increasing the Fund's exposure to dividend-paying companies outside the utility sector.(1) Usually safe, steady performers, utilities have been out of favor in this bull market. We will continue, however, to hold utilities stocks which show a high potential for growth and a strong record of paying generous dividends.
     Continuing industry deregulation is leading to increasing competition, so we are also focusing on those companies with the strongest competitive position within their sector. Merger and acquisition activity has intensified, providing excellent opportunities for the Fund.

U.S. REAL ESTATE FUND
     As the Dow climbs past 6000, investors wary of paying a premium for stocks should look at the growth and income potential of the U.S. Real Estate Fund.(1)
     The moderate, steady growth of the economy has been very positive for real estate this quarter. We see the economy slowing in the coming year, however, and are positioning the Fund in companies with longer lease terms. These companies have leases written during periods of higher prices and for longer terms, so their revenues should remain strong whether the economy slows or not.

                           SHAREHOLDER BULLETIN BOARD

SPOTLIGHT ON OUR TEAM

[GRAPHIC:  PHOTO OF JOHANNA THORNBLAD AND STEPHANIE LINKOUS]

     When a mutual fund makes waves, the media notices, and investors learn more about opportunities for meeting their financial objectives. Several funds in the U.S. Family of Funds have made big waves this year, and thanks to their performance and assistance from our Public Relations Department, the Funds have been heralded in many financial publications including: The Wall Street Journal, Investor's Business Daily, Business Week, Mutual Funds Magazine, Kiplinger's and others.
     Johanna Thornblad and Stephanie Linkous, our communications specialists, bring our portfolio managers out of the investment research center and into the spotlight of the international media so that you can learn more about their strategies for meeting your financial objectives. Over the last four years, Johanna has built up an extensive network of media contacts by spending nearly half her time travelling from our office in San Antonio to the financial centers of the world, including New York, London, Hong Kong and Paris.
     Johanna is a native of Sweden, where she studied economics before graduating from Kent State University on a basketball scholarship. Stephanie holds a degree in journalism and has studied at Oxford and at the University of Salamanca in Spain. After graduation, she worked at Burson Marstellar, the world's largest public relations firm, where she advocated ratification of the North American Free Trade Agreement on behalf of the government of Mexico.

                                                         COME MEET U.S.
                                                         GLOBAL INVESTORS, INC.,
[GRAPHIC:  PHOTO OF "JOIN US IN                          IN PERSON AT THE
           SAN FRANCISCO" BROCHURE]                      UPCOMING WESTERN
                                                         INVESTMENT IN MINING
                                                         CONFERENCE IN SAN
                                                         FRANCISCO, CALIFORNIA,
                                                         ON DECEMBER 8-9,
                                                         1996, AND THE ISI
                                                         FLORIDA MONEY SHOW
                                                         CONFERENCE IN
                                                         ORLANDO, FLORIDA,
                                                         FEBRUARY 5-8, 1997.

DID YOU KNOW...?
-- It's easy and free to pay your bills directly from your money market account with our Automatic Recurring Payment Plan. Call an investor representative at 1-800-US-FUNDS to learn how you can pay your monthly bills automatically.
-- The dividend income on our money market funds compounds daily, which makes more money for you.
-- You can have fast access to your paycheck, social security check or military payroll check by using Direct Deposit into your account.
-- You can establish a Systematic Exchange Plan to automatically transfer money between any of your accounts within the U.S. Family of Funds. There is no exchange fee for this service.
-- We've made it easier to change the address on any of your accounts or order new checks for your money market account. Simply give us a call.
-- You can access your account 24 hours a day and the call is free from anywhere in America. Call 1-800-873-8637 for your account balance, closing share prices, market updates and more.
-- You can find us on the Web at http:// www.usfunds.com. Check out our home page and discover all the resources we've made available on-line. You can also E-mail us your questions or comments anytime at shsvc@usfunds.com.

THE RIGHT TIME TO INVEST IS NOW
By investing the same dollar amount each month, you can avoid the emotionally difficult decision of when to invest in the market. Our ABC Investment Plan(R) makes investing easy and affordable by debiting a fixed monthly amount from your checking account and depositing it into your U.S. Funds account.5 You can also use the Systematic Exchange Plan to make free monthly exchanges from a money market fund to any of our other funds.

HOW TO SAVE $10
If you make a contribution to your IRA this year of $2,000, we will waive the annual custodial fee of $10. Otherwise, the custodial fee will be deducted from IRA accounts on December 31. If you prefer to send a check for your custodial fee, we must receive it before December 31.

PROTECTING YOUR INVESTMENT
We are committed to providing your investments with the highest level of security possible. When you request a redemption or a change of registration, we may require a signature guarantee for your protection. Please read the prospectus or call an investor representative to determine if your situation requires a signature guarantee.

                             EXPERT MARKET INSIGHTS

CHINA: GROWTH YOU CAN SEE AND FEEL

WILLIAM E. DONOGHUE

Last fall I had the unique opportunity to visit Beijing, Tianjin, Shanghai and Hong Kong on an Investment Seminars, Inc., China Boom cruise. What an eye-opener!

In Shanghai, on a spit of land opposite the Bund, that European-style downtown thoroughfare you see on movies and newsreels, China's businesses are building no less than eighty skyscrapers. In Tianjin, the closest seaport to Beijing, we viewed mud flats that were being transformed into a city complete with factories, apartments and office buildings. Hong Kong, already bustling with commerce, continues to build and expand. Finally, the southern province of Guangdong, is busy building a thriving economy already the equal, in size, of the economy of France.

[GRAPHIC:  PHOTO OF SKISCRAPERS IN CHINA]

Half of all Asians are under the age of 25. This has the potential to unleash an exciting economic boom not unlike that which took hold in the U.S. after World War II.

The turnover (not a takeover) of Hong Kong to mainland China will be a catalyst for growth. Hong Kong has the sophisticated financial markets and business practices, as well as the hungry consumers, that China needs. It's an exciting prospect for the Chinese people.

Investing in China has its challenges: unseasoned financial markets, inexperienced investors and a lack of the accounting and legal standards and precedents that Westerners are used to relying upon. China has the corner on the investment opportunity of a lifetime and must learn quickly. After all, China is rushing headlong into the 21st century without ever fully participating in the 20th. They have a lot of catching up to do.

One of China's greatest assets is the extensive, well-financed and highly-skilled entrepreneurial network of overseas Chinese who, loyal to their new homes, have a distinct cultural advantage in capitalizing on China's needs. Those needs are the simple kind which American investors understand: basic infrastructure, office buildings, supermarkets, shopping centers, apartment buildings and factories. Concrete is becoming the equivalent of "Chinese Gold." Managers that run Southeast Asian portfolios tell me they have learned more about concrete then they ever wanted to know, a revealing insight.

[GRAPHIC:  PHOTO OF WILLIAM E. DONOGHUE]

As the skeptical Western institutional investors discover viable investments in China and overenthusiastic Chinese leaders restrain their tendency to meddle with Hong Kong's free-market economy, China and, indeed, Southeast Asia will begin to realize the claim to being the investment opportunity of a lifetime. It will be pioneering investment managers such as those at United Services who will gain experience in China and who will provide investors real entree to the Chinese market, which is ultimately won by credible commitment as much as investment brilliance.

Western investors must keep in mind, however, that the realization of the profit potential in China will result from the perception of investment value by Asian investors, who dominate the Southeast Asian financial markets, not the perception of relative Johnny-come-lately Western investors. This is Asia's investment opportunity. You would be wise to join them and profit.

Profitable Chinese investment performance is, as it has always been, for the patient and I expect to be among those successful investors.

--------------------------------------------------------------------------------
         A skilled money manager with nearly $200 million under management, Mr. Donoghue is the author of eight "how to" investment books including the New York Times best-seller, "William E. Donoghue's Complete Money Market Guide." He has appeared as a guest on countless radio and television shows and as a featured speaker at investment conferences across the nation.
         The opinions expressed in this column are Mr. Donoghue's and not necessarily those of U.S. Global Investors, Inc.

DONOGHUE'S WEALTHLETTER ON BUILDING, KEEPING AND ENJOYING WEALTH is offering a FREE sample issue to shareholders of the U.S. Family of Funds. Call 1-800-873-8637 to order your copy now.
--------------------------------------------------------------------------------

                       DISCOVER HOW TO SAVE UP TO $22,500

RETIREMENT TIPS AND TAX SAVINGS

LISA KOTTLER
RETIREMENT SPECIALIST
VICE PRESIDENT
SECURITY TRUST & FINANCIAL CO.

[GRAPHIC:  PHOTO OF LISA KOTTLER]

Attention small-business owners and self-employed individuals! Would you like to learn how to shelter up to $22,500 a year?

Maybe you also want to provide a retirement program to attract and retain quality employees. With one flexible program, you can accomplish both--you can secure retirement benefits for yourself and your employees, while giving your business a tax break.

More and more small businesses are discovering that a Simplified Employee Pension Plan (SEP-IRA) is an excellent way to provide these important benefits. In fact, it may be one of the simplest, easiest and most cost-effective ways for business owners and self-employed individuals to set up a retirement plan.

WHAT IS A SEP-IRA?

A Simplified Employee Pension Plan is a retirement plan available to self-employed persons, partnerships and small business owners. Under a SEP arrangement, tax deductible contributions are made to individual retirement accounts (IRAs) set up for each eligible employee. You can make tax deductible contributions up to 15% of compensation or $22,500, whichever is less. Your contributions are completely flexible--you are never required to make a SEP contribution. Each year you can review and adjust your contributions, reducing them during less profitable times and increasing them when business is thriving.

WHO IS ELIGIBLE FOR A SEP-IRA?
Virtually anyone with self-employed income is eligible for a SEP-IRA:

For example, if you are a:
-- full-time self-employed professional, such as: attorney, doctor, architect, artist or realtor
--   part-time self-employed professional, such as: freelancer or consultant
-- small business owner who wishes to provide a retirement plan to attract and retain quality employees.

HOW DO YOU BENEFIT FROM A SEP-IRA?

A SEP-IRA is one of the most flexible retirement plans available. Not only is the amount of your contribution flexible, but so is the timing of your contribution. You have until your tax filing date (including extensions) to make your tax deductible contribution. Plus, a SEP-IRA allows small business owners and self-employed individuals to save in several ways:

SAVE  ON  CURRENT  TAXES.  Make  tax-deductible   contributions  up  to  15%  of
compensation or $22,500, whichever is less. Can you think of another way to shelter up to $22,500?

SAVE MORE MONEY. All earnings in your SEP-IRA grow tax deferred, so your nest egg is sheltered from taxes until you withdraw it at retirement. Tax deferral allows your retirement wealth to accumulate more quickly than a taxable investment.

SAVE TIME. A SEP-IRA is simple to establish and maintain since there is little paperwork associated with these plans.

Plus, a retirement plan can help you recruit, retain, motivate and reward dedicated employees who will enable your business to compete even more effectively in today's marketplace. If you are a small business owner or self-employed, a SEP-IRA may be the ideal solution to your retirement planning.

Being self-employed or running a small business takes drive and dedication. We realize how busy you are and would like to offer you an easy way to save on taxes while you save for your retirement.

--------------------------------------------------------------------------------
Self employed?
CALL
1-800-US-FUNDS           [GRAPHIC:  SECURITY TRUST AND FINANCIAL COMPANY LOGO]
today for your
free SEP-IRA
investment guide.
--------------------------------------------------------------------------------

----------
Shareholder Report Notes (1)For a free Fact Kit containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Read the prospectus carefully before investing. "U.S." stands for United Services. The Funds are not backed by the U.S. government (2) The advisor's opinion does not guarantee a profit.(3) As of 9/30/96, Morningstar awarded the United Services Near-Term Tax Free Fund 4, 5 and 4 stars for the 1-, 3- and 5-year periods and gave the U.S. Tax Free Fund 4, 4, 3 and 2 stars for the 1-, 3-, 5- and 10-year periods (out of 1745, 1013, 561 and 221 municipal bond funds, respectively). (4) Lipper Analytical Services ranked the U.S. Government Securities Savings Fund #5 and #1 for the 1- and 5-year periods ended 9/30/96 (out of 112 and 71 government money market funds, respectively). (5) Using the ABC Investment Plan(R) does not guarantee a profit. If you sell at the bottom, no system will give you a gain.